VOTING  AGREEMENT

This VOTING AND OPTION AGREEMENT (this "Voting Agreement"), dated as of  January  24, 2007, is by and between Advanced Products Group, Inc., a Delaware corporation (the "Company"), and Edward J. da Parma (the "Stockholder").

RECITALS

WHEREAS, concurrent with the execution of this Voting Agreement, the Company, and Cloudtech Sensors Inc ("Cloudtech"), a Delaware corporation, have entered into an Agreement and Plan of Merger dated of even date herewith (as amended, restated or otherwise modified from time to time, the "Merger Agreement"), pursuant to which  will merge with the Company (the "Merger");

WHEREAS, the Stockholder is the record and beneficial owner of the Shares set forth below the Stockholder's name and signature on the signature page hereto; and

WHEREAS, as an inducement and a condition to entering into the Merger Agreement, the Company desires that the Stockholder agree, and the Stockholder is willing to agree, to enter into this Voting Agreement.

>NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholder, intending to be legally bound, hereby agree as follows:

1. Certain Definitions. In addition to the terms defined elsewhere herein, capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Voting Agreement:

(a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities means having "Beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meanings of Section 13(d)(3) of the Exchange Act.

(b) "Shares" means (i) shares of Class A common stock, par value $0.001 per share, of the Company,  and (ii) any change in such shares by reason of any stock dividend, split-up, recapitalization, combination, conversion of securities, exchange of shares or the like.

2. Voting of Company Stock. The Stockholder hereby irrevocably agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) the termination of the Merger Agreement in accordance with its terms (the "Termination Date"), at any meeting of the holders of the Shares, however called, or in connection with any written consent of the holders of the Shares, the Stockholder shall vote (or cause to be voted) the Shares held of record or Beneficially Owned by the Stockholder and identified on the signature pages hereto that are entitled to vote (whether pursuant to the articles of incorporation or bylaws of the Company or applicable law), as well as any Shares hereafter acquired: (i) in favor of approval of the Merger, adoption of the Merger Agreement and any actions required in furtherance thereof by the stockholders of the Company; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty, or any other obligation or agreement of the Company under the Merger Agreement or the Stockholder under this Voting Agreement; and (iii) except as otherwise agreed to in writing in advance by the Company, against the following actions (other than the Merger and the transactions contemplated by this Voting Agreement and the Merger Agreement): (A) any Acquisition Proposal; or (B)(1) any change in a majority of the individuals who constitute the Company/s Board of Directors; (2) any change in the present capitalization of the Company or any amendment of the Company's articles of incorporation or bylaws; (3) any material change in the Company's corporate structure or business unless specifically contemplated in the Merger Agreement; or (4) any other action which, in the case of each of the matters referred to in clauses (B)(1), (2) or (3), is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially and adversely affect the Merger and the transactions contemplated by this Voting Agreement and the Merger Agreement. The Stockholder agrees that the obligations under this Voting Agreement are unconditional and will remain in full force and effect notwithstanding that the Company may have received an inquiry, proposal or offer from a Person regarding an Acquisition Proposal. Further, the Stockholder will not enter into any agreement or understanding with any Person the effect of which would be inconsistent with or violative of any provision contained in this Section 2.

3. Grant of Proxy; Appointment of Proxy.

(a) The Stockholder hereby irrevocably grants to, and appoints, the Company as proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Shares that are entitled to vote (whether pursuant to the articles of incorporation or bylaws of the Company or applicable law), or grant a consent or approval in respect of such Shares, as set forth in Section 2 hereof. The Stockholder hereby ratifies and approves each and every action taken, decision made or instruction given by such proxy and attorney-in-fact pursuant to the provisions of Section 2 hereof and this Section 3.

(b) The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such irrevocable proxy. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3 is given to secure the performance of the duties of the Stockholder under this Voting Agreement. The Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked.

4 . No Ownership Interest. Prior to its purchase of the Shares pursuant to the Merger, (a) nothing contained in this Voting Agreement shall be deemed to vest in the Company any direct ownership or incidence of ownership of or with respect to the Shares and (b) all rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Company shall have no authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Stockholder's duties or responsibilities with respect to the Company.

5. Covenants, Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to, and covenants and agrees with, the Company as follows:

(a) Ownership of Shares. The Stockholder is the sole record and Beneficial Owner of the number of Shares set forth below the Stockholder's name on the signature page hereof. On the date hereof, the Shares set forth below the Stockholder's name on the signature page hereof constitute all of the shares of capital stock of the Company owned of record or Beneficially Owned by the Stockholder or with respect to which the Stockholder has voting power by proxy, voting agreement, voting trust or other similar instrument. The Stockholder has, and will have at any time from the date hereof until the date that Section 2 is no longer in effect, sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Voting Agreement, in each case with respect to all of the Shares set forth below the Stockholder's name on the signature page hereof, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws, and the terms of this Voting Agreement.

(b) Authorization. The Stockholder has and will have the legal capacity, power (corporate or otherwise) and authority to enter into and perform all of the Stockholder's obligations under this Voting Agreement. The execution, delivery and performance of this Voting Agreement by the Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, stockholders agreement, voting trust, trust or similar agreement. This Voting Agreement has been duly and validly executed and delivered by the Stockholder and, assuming this Voting Agreement constitutes a valid and binding obligation of Company, constitutes a valid and binding agreement enforceable against the Stockholder in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the effect of the application of general principles of equity (regardless of whether considered in proceedings at law or in equity). There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Voting Agreement or the consummation by the Stockholder of the transactions contemplated hereby. If the Stockholder is married and the Shares constitute community property,            this Voting Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such person in accordance with its terms.

(c) No Conflicts. (i) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Voting Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Voting Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of the Stockholder (if applicable), (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties or assets may be bound, or (C) violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets.

(d) No Encumbrances. Except as applicable in connection with the transactions contemplated by Sections 2 and 3 hereof, the Shares at all times during the term hereof will be Beneficially Owned by the Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (collectively, "Encumbrances") other than existing Encumbrances to be discharged at the Effective Time.

(e) No Solicitation. The Stockholder agrees not to take any action inconsistent with or in violation of Section 5.4 of the Merger Agreement.

(f) Restriction on Transfer, Proxies and Non-Interference. The Stockholder shall not, directly or indirectly: (i) except as contemplated by the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Shares or any interest therein other than to the heirs or devisees of the Stockholder or to a trust, partnership, limited liability company or other entity for its benefit, provided that (A) such transferees have acknowledged and agreed in writing to fulfill the obligations of the Stockholder hereunder and (B) Company receives prior written notice of any such transfer, (ii) except as contemplated by this Voting Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to the Shares, or (iii) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations under this Voting Agreement.

(g) Reliance by The Company. The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Voting Agreement.

(h) Knowledge of Terms and Conditions. The Stockholder acknowledges that the Stockholder has been offered the opportunity to obtain and review copies of the Company's SEC Reports. The Stockholder acknowledges that it has not been furnished any other offering literature or prospectus except the Company's SEC Reports. The Stockholder has had an opportunity to discuss the Company's SEC Reports with such legal or financial advisors as the Stockholder has deemed necessary. The Stockholder has relied solely upon independent investigations made by it. No representations or warranties regarding the Company or ownership of the Company's Shares have been made to the Stockholder by the Company or any director, manager, officer, employee, agent or affiliate of the Company.

6. Stop Transfer.

(a) The Stockholder agrees and covenants to the Company that the Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Voting Agreement.

(b) Without limiting the covenants set forth in paragraph (a) above, in the event of a stock dividend or distribution, or any change in Shares by reason of any stock dividend, split-up, recapitalization, combination, conversion of securities, exchange of shares or the like, other than pursuant to the Merger, the term "Shares" shall be deemed to refer to and include the Shares into which or for which any or all of the Shares may be changed or exchanged and appropriate adjustments shall be made to the terms and provisions of this Voting Agreement.

7. Further Assurances. From time to time, at the Company's request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Voting Agreement.

8. Termination. Except as otherwise provided herein, the covenants and agreements contained herein with respect to the Shares shall terminate upon the earlier of (a) the termination of the Merger Agreement pursuant to Article VII the Effective Time.

9. Miscellaneous.

(a) Entire Agreement. This Voting Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b) Certain Events. Subject to Section 6(e) hereof, the Stockholder agrees that this Voting Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any Person to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation, the Stockholder's heirs, guardians, administrators or successors. Notwithstanding any such transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Voting Agreement.

(c) Amendments; Assignment. The provisions of this Voting Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted assigns. This Voting Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the Company in the case of an assignment by the Stockholder and the Stockholder in the case of any assignment by the Company; provided that the Company may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of the Company, but no such assignment shall relieve the Company of its obligations hereunder if such assignee does not perform such obligations.

(d) Amendment and Modification. This Voting Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto affected by such amendment.

(e) Notices. Any notice or other communication required or which may be given hereunder shall be in writing and delivered (i) personally, (ii) via telecopy, (iii) via overnight courier (providing proof of delivery) or (iv) via registered or certified mail (return receipt requested). Such notice shall be deemed to be given, dated and received (i) when so delivered personally, via telecopy upon confirmation, or via overnight courier upon actual delivery or (ii) two days after the date of mailing, if mailed by registered or certified mail. Any notice pursuant to this section shall be delivered as follows:

410:

If to the Stockholder to the address set forth for the Stockholder on the signature page to this Voting Agreement.

If to the Company, to:

        Advance Products Group, Inc.

        c/o Sayid and Associates LLP

       408 West 57th Street, Suite 8E

        Attn: Edward J. da Parma

        Facsimile: (212-247-7535)

(f) Severability. Whenever possible, each provision or portion of any provision of this Voting Agreement will be interpreted in such a manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Voting Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision of this Voting Agreement in such jurisdiction, and this Voting Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g) Specfic Performance: The parties hereto agree, recognize and acknowldege that a breach by it of any covenants or agreements contained in this Voting Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h) Remedies Cumulative. All rights, powers and remedies provided under this Voting Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such rights, powers or remedies by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Voting Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j) No Third Party Beneficiaries. This Voting Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(k) Governing Law. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(l) Waiver of Jury Trial. IT SHALL BE A CONDITION PRECEDENT TO THE RIGHT OF ANY PARTY TO INSTITUTE LITIGATION THAT THE PARTIES HERETO SHALL FIRST ENGAGE IN MEDIATION IN A GOOD FAITH EFFORT TO RESOLVE ANY CONTROVERSY. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING IN CONNECTION WITH THIS VOTING AGREEMENT.

(m) Description Headings. The description headings used herein are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Voting Agreement.

Counterparts. This Voting Agreement may be executed in counterparts, each of which will be considered one and the same Voting Agreement and will become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, the undersigned have caused this Voting and Option Agreement to be duly executed as of the day and year first above written.

For:     Advanced Products Group, Inc.

            /s/ Rus D'Agata

            Rus D'Agata Secretary

 >

For:     SHAREHOLDER

            /s/ Edward J. da Parma

            Edward J. da Parma

1,054000 shares of Common Stock